SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 6, 2003

Cerner Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware

(State or other jurisdiction of Incorporation)

0-15386	43-1196944

(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Rockcreek Parkway, Suite 601, North Kansas City, Missouri	64117

(Address of principal executive offices)	(Zip Code)

(816) 221-1024

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

The following exhibit is furnished herewith.

99.1 Press Release issued January 6, 2003.

Item 9. Regulation FD Disclosure

Cerner Corporation is voluntarily furnishing herewith as Exhibit 99.1, the Press Release issued by the Company on January 6, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CERNER CORPORATION

Date: January 7, 2003	By:	/s/ Marc G. Naughton

Marc G. Naughton, Senior Vice President, Treasurer and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued January 6, 2003, furnished pursuant to Item 9 of this Form 8-K.

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